UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC  20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): October 7, 2019 (October 3, 2019)

On Track Innovations Ltd.

(Exact Name of Registrant as Specified in Its Charter)

Israel

(State or Other Jurisdiction of Incorporation)

000-49877	N/A
(Commission File Number)	(IRS Employer Identification No.)

Z.H.R. Industrial Zone, P.O. Box 32, Rosh-Pina, Israel	12000
(Address of Principal Executive Offices)	(Zip Code)

011 972 4 6868000

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Ordinary shares, par value NIS 0.10 per share	OTIV	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On October 3, 2019, the Board of Directors, or the Board, of On Track Innovations Ltd., or the Company, appointed Mr. Eran Gilad, effective October 3, 2019, to fill the vacancy on the Board and to serve until the next general meeting of shareholders of the Company at which directors are being elected. As a director of the Company, Mr. Gilad will be entitled to the same cash compensation payable to the other non-executive directors of the Company.

Mr. Gilad, age 52, has over 20 years of experience in senior financial and operational positions in companies operating in the high-tech field. From 1995 to 2005, Mr. Gilad held senior financial and operational positions in various public and private companies operating in the high-tech field. Mr. Gilad has served as the Chief Financial Officer of Silicom Ltd. (Nasdaq: SILC), or Silicom, since 2005 and as its Secretary from 2012. Silicom is a high-tech company providing high-performance networking and data infrastructure solutions. Mr. Gilad is a Certified Public Accountant in Israel and holds an M.A. in Economics from Tel-Aviv University and a B.A. in Accounting and Economics from Tel-Aviv University.

There are no arrangements or understandings between Mr. Gilad and any other persons pursuant to which he was elected as a director, and Mr. Gilad has no direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K. Mr. Gilad does not have a family relationship with any member of the Board or any executive officer of the Company. It has not yet been determined if Mr. Gilad will be appointed to any committee. The Board has determined that Mr. Gilad is independent under Nasdaq Listing Rules.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

On Track Innovations Ltd.

Date: October 7, 2019	By:	/s/ Assaf Cohen
	Name:	Assaf Cohen
	Title:	Interim Chief Executive Officer and Chief Financial Officer

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